COMMENCEMENT DATE AGREEMENT This Commencement Date Agreement of the Lease (“Agreement”) is made as of June 23, 2022 by 5704 Penn Office, LLC (“Landlord”) with a mailing address c/o LG Realty Advisors, Inc., 535 Smithfield Street, Suite 900, Pittsburgh, PA 15222, and Duolingo, Inc., a Delaware corporation (“Tenant”) with a mailing address of 141 South Saint Clair Street, Pittsburgh, PA 15206. Landlord and Tenant hereby agree to an acknowledge the following matters: 1. Landlord and Tenant have entered into that certain Lease dated the 16th day of November, 2021 (the “Lease”), for the lease of certain space within the Building located at 141 S. St. Clair Street, Pittsburgh, PA 15206, as more particularly described in the Lease. 2. All terms and definitions contained in the Lease shall have the same meaning and effect when used in this Agreement, except where otherwise expressly defined in herein. 3. The Commencement Date under the Lease is June 15, 2022. 4. The Expiration Date under the Lease is June 15, 2035. 5. The Tenant hereby certifies that: (i) it is in possession and occupancy of the Premises (ii) the Lease is in full force and effect (iii) all of the Landlord’s Work has been Substantially Completed, and (iv) there are no offsets or defenses against the Landlord regarding the enforcement of this Agreement. IN WITNESS WHEREOF, Landlord and Tenant have executed the Agreement as of the day and year first written above. LANDLORD: 5704 PENN OFFICE, LLC BY:_________________________________ NAME: Zachary L. Gumberg TITLE: Member TENANT: DUOLINGO, INC. BY:_________________________________ NAME: Denis Meinert TITLE: Vice President DocuSign Envelope ID: 731248B6-57A0-47D6-9140-05325EA1E864